                             LEASE AMENDMENT NO. 4
                             ---------------------



     THIS LEASE AMENDMENT NO. 4 (herein so called), dated as of August 22, 1995, between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").


                                  WITNESSETH:
                                  ----------

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of September 12, 1994 (as amended and supplemented from time to time, the "Lease Agreement", defined terms used herein as therein defined), which provides for the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any Lease Supplements thereto; and

     WHEREAS, the Lease Agreement was modified and amended by those certain Lease Supplements No. 1 through 6, each dated as of September 12, 1994, recorded with the Lease Agreement, with the Federal Aviation Administration (the "FAA") on September 16, 1994, as Conveyance No. P98874, by that certain Lease Supplement No. 7 dated as of September 21, 1994, recorded with the FAA on October 26, 1994, as Conveyance No. II00230, by that certain Lease Supplement No. 8 dated as of October 6, 1994, recorded with the FAA on October 31, 1994 as Conveyance No. LL08311, by that certain Amendment to Lease Agreement, Lease Supplements and Lease Supplement No. 9, dated as of November 12, 1994, recorded with the FAA on November 21, 1994, as Conveyance No. NN007458, by that certain Lease Supplement No. 10 dated November 20, 1994, recorded by the FAA on March 15, 1995 as Conveyance No. YY010872, by that certain Lease Amendment No. 2 dated April 13, 1995 ("Lease Amendment No. 2"), recorded by the FAA on May 26, 1995 as Conveyance No. D06501, and by that certain Lease Amendment No. 3 dated June l, 1995 ("Lease Amendment No. 3"), recorded by the FAA on June 8, 1995 as Conveyance No. E19773; and

     WHEREAS, Lessee has failed to make certain payments of Rent due and payable on or prior to the date hereof, and Lessor has agreed to defer payment of the overdue Deferred Basic Rent as set forth herein; and

     WHEREAS, Lessor's agreement to the additional deferrals as set forth herein is conditioned upon Lessee's performance of its obligations under this Lease Amendment No. 4.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement as follows:

A.   AMENDMENT TO THE LEASE AGREEMENT.
     --------------------------------

     1. The following definitions contained in Section 1 of the Lease Agreement shall be amended in their entirety to read as follows:

     " 'Additional Deferred Basic Rent Payment Dates' means October 13 and 20,
        --------------------------------------------
1995, November 1, 8, 15 and 22, 1995 and December 1, 8, 19 and 22, 1995."

     " 'Deferred Basic Rent Payment Dates' means March 31, 1995, April 7, 14 and
        ---------------------------------
21, 1995, May 1, 1995, and October 6, 1995."

     2. The first sentence of Subsection 3(b) of the Lease Agreement shall be amended in its entirety to read as follows:

     "Lessee hereby agrees to pay Lessor (i) Basic Rent (except Deferred Basic
Rent) for each Aircraft throughout the Term in the amounts set forth in Schedule I on the day prior to each applicable Basic Rent Payment Date commencing on the day prior to the applicable Delivery Date, and (ii) Deferred Basic Rent for all the Aircraft throughout the applicable Terms in the amounts set forth in
Schedule I on the Deferred Basic Rent Payment Dates; provided, however, that if
                                                     --------  -------
on or before October 6, 1995, Lessee has paid to Lessor at least $6,120,619.51 of the Deferred Basic Rent Payment due and payable on October 6, 1995, then Lessee shall pay to Lessor the remainder of the Deferred Basic Rent for all the Aircraft in the amounts set forth in Schedule I on the Additional Deferred Basic Rent Payment Dates."

     3. Section 13A of the Lease Agreement shall be amended by adding thereto the following subsection (n):

     "(n) Lessee shall fail to provide Lessor with evidence that Lessee has designated and maintained CT Corporation as Lessee's duly authorized resident agent for service of process in all U.S. jurisdictions where any In-Service Aircraft have regularly scheduled destinations."

     4. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

B.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 4.
     -------------------------------------------------------------

     This Lease Amendment No. 4 shall become effective upon the fulfillment of the following conditions precedent:

     1. On the effective date of this Lease Amendment No. 4 (the "Supplement Effective Date"), the representations and warranties of Lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

     2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma City, Oklahoma.

     3. The receipt by Lessor from Lessee not later than two (2) days prior to the Supplement Effective Date of the following, dated as of such Supplement Effective Date, all of which shall be satisfactory in form and substance to Lessor:

          (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

          (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Lease Amendment No. 4 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

          (c) a closing certificate and an incumbency certificate of a duly authorized officers of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Amendment;

          (d) receipt by Lessor of the any installments of Basic Rent pursuant to Section 3 of the Lease Agreement, as amended hereby, and Supplemental Rent pursuant to Exhibit F to the Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

     4. The Final Order confirming the Plan shall be and remain in full force and effect.

     5. The Long-Term Agreements and the Letter of Credit shall be in full force and effect.

     6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements after giving effect to this Lease Amendment.


C.   MISCELLANEOUS.
     -------------

     1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect. Nothing contained in this Lease Amendment No. 4 shall be deemed a waiver by Lessor of any amounts due and owing under the Lease or of any rights of Lessor existing on the date hereof under the Lease; provided, however, that the amount of Deferred Basic Rent
                 --------  -------
represents the unpaid Rent due and owing on the date hereof (the "Unpaid Rent"), and Lessor's sole remedy for the Unpaid Rent shall be the payment of Deferred Basic Rent. Lessor hereby waives any Event of Default under the Lease Agreement arising solely from Lessee's failure to pay the Unpaid Rent; further provided that Lessee's failure to pay the Deferred Basic Rent shall constitute an Event of Default under the Lease Agreement.

     2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent (including Deferred Basic Rent) and Supplemental Rent for the Aircraft throughout the Term in accordance with Section 3 of the Lease Agreement.

     3. This Lease Amendment No. 4 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     4. This Lease Amendment No. 4 may be executed in several counterparts, all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Lease Amendment No. 4 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Amendment No. 4 may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original".

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Amendment No. 4 to be duly executed and delivered as of the date and year first above written.

                                 AMERICAN AIRLINES, INC.



                                 By:  /s/ JEFFERY M. JACKSON
                                    ----------------------------------------
                                      Jeffery M. Jackson
                                      Vice President - Corporate and Fleet
                                        Planning

                              HAWAIIAN AIRLINES, INC.



                              By:   /s/ BRUCE R. NOBLES
                                 -----------------------------------------
                                    Bruce R. Nobles
                                    President and Chief Executive Officer



                              By:   /s/ RAE A. CAPPS
                                 -----------------------------------------
                                    Rae A. Capps
                                    Vice President, General Counsel
                                     and Corporate Secretary

                                   SCHEDULE I

     This Schedule I has been intentionally omitted for recording purposes, as the parties deem the information contained therein to be confidential financial information.

                                      -i-